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                                                          Exhibit (10)-(53)





                              THE LTV CORPORATION
                            NON-EMPLOYEE DIRECTORS'
                           DEFERRED COMPENSATION PLAN
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                               TABLE OF CONTENTS

                                                                       Page
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     ARTICLE I.  PURPOSE  . . . . . . . . . . . . . . . . . . . . . . .   1
          Section 1.1.  Purpose . . . . . . . . . . . . . . . . . . . .   1

     ARTICLE II.  DEFINITIONS AND CONSTRUCTION  . . . . . . . . . . . .   1
          Section 2.1.  Definitions . . . . . . . . . . . . . . . . . .   1

     ARTICLE III.  PARTICIPATION AND DEFERRALS  . . . . . . . . . . . .   3
          Section 3.1.  Eligibility and Participation . . . . . . . . .   3
          Section 3.2.  Amount of Deferral  . . . . . . . . . . . . . .   3
          Section 3.3.  No Modification of Deferral Commitments . . . .   3

     ARTICLE IV.  DIRECTORS' ACCOUNTS . . . . . . . . . . . . . . . . .   3
          Section 4.1.  Establishment of Accounts . . . . . . . . . . .   3
          Section 4.2.  Crediting of Deferred Fees  . . . . . . . . . .   4
          Section 4.3.  Determination of Accounts . . . . . . . . . . .   4
          Section 4.4.  Adjustments to Accounts . . . . . . . . . . . .   4
          Section 4.5.  Statement of Accounts . . . . . . . . . . . . .   4
          Section 4.6.  Vesting of Accounts . . . . . . . . . . . . . .   5

     ARTICLE V.  FINANCING OF BENEFITS  . . . . . . . . . . . . . . . .   5
          Section 5.1.  Financing of Benefits . . . . . . . . . . . . .   5
          Section 5.2.  Security For Benefits . . . . . . . . . . . . .   5
          Section 5.3.  Hypothetical Investments  . . . . . . . . . . .   5

     ARTICLE VI.  DISTRIBUTION OF BENEFITS  . . . . . . . . . . . . . .   7
          Section 6.1.  Settlement Date . . . . . . . . . . . . . . . .   7
          Section 6.2.  Amount to be Distributed  . . . . . . . . . . .   7
          Section 6.3.  In-Service Distribution . . . . . . . . . . . .   7
          Section 6.4.  Form of Distribution  . . . . . . . . . . . . .   7
          Section 6.5.  Beneficiary Designation . . . . . . . . . . . .   8
          Section 6.6.  Facility of Payment . . . . . . . . . . . . . .   8

     ARTICLE VII.  ADMINISTRATION, AMENDMENT AND TERMINATION  . . . . .   9
          Section 7.1.  Administration  . . . . . . . . . . . . . . . .   9
          Section 7.2.  Amendment, Termination and Withdrawal . . . . .   9
          Section 7.3.  Successors  . . . . . . . . . . . . . . . . . .   9
          Section 7.4.  Expenses  . . . . . . . . . . . . . . . . . . .  10

     ARTICLE VIII.  APPROVAL BY STOCKHOLDERS  . . . . . . . . . . . . .  10
          Section 8.1.  Approval of the Plan  . . . . . . . . . . . . .  10

     ARTICLE IX.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . .  10
          Section 9.1.  No Continuing Right as Director.  . . . . . . .  10
          Section 9.2.  Applicable Law  . . . . . . . . . . . . . . . .  10
          Section 9.3.  Interests Not Transferable  . . . . . . . . . .  10
          Section 9.4.  Severability  . . . . . . . . . . . . . . . . .  10
          Section 9.5.  Withholding of Taxes  . . . . . . . . . . . . .  11

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                        THE LTV CORPORATION NON-EMPLOYEE
                     DIRECTORS' DEFERRED COMPENSATION PLAN


                 The LTV Corporation Non-Employee Directors' Deferred Compensation Plan is made and executed as of the ___ day of December, 1994 and is effective as of January 1, 1995.


                              ARTICLE I.  PURPOSE

                 Section 1.1. PURPOSE. The purpose of this Non-Employee Directors' Deferred Compensation Plan ("Plan") is to provide the non-employee Directors of the Corporation an opportunity to defer a portion of their Directors' Fees.


                   ARTICLE II.  DEFINITIONS AND CONSTRUCTION

                 Section 2.1. DEFINITIONS. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

                 (a) "Account": The bookkeeping account maintained for each Director showing his interest under the Plan.

                 (b) "Accounting Date": December 31 of each year and the last day of any calendar quarter.

                 (c) "Accounting Period": The period beginning on the day immediately following an Accounting Date and ending on the next following Accounting Date.

                 (d)      "Administrator":  The Board.

                 (e) "Annual Retainer": The annual retainer earned by a Director for services as a Director of the Corporation.

                 (f) "Beneficiary": The person or persons (natural or otherwise), within the meaning of Section 6.5, who are entitled to receive distribution of a Director's Account balance in the event of such Director's death.

                 (g)      "Board":  The Board of Directors of the Corporation.

                 (h) "Common Stock": The Corporation's Common Stock, par value $.50 per share.
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                 (i)      "Corporation":  The LTV Corporation or any successor
        or successors thereto.

                 (j) "Deferral Commitment": An agreement by a Director to have a specified percentage or dollar amount of his Fees deferred under the Plan for a specified period in the future.

                 (k) "Deferral Period": Means the Plan Year for which a Director has elected to defer a portion of his Fees.

                 (l) "Director": An individual duly elected or chosen as a Director of the Corporation who is not also an employee of the Corporation or its subsidiaries.

                 (m) "Fair Market Value": With respect to a share of Common Stock on a given date, (i) the last reported closing price for a share of Common Stock on the New York Stock Exchange (or any appropriate over-the-counter market if the Common Stock is no longer listed on such Exchange) for such date, or (ii) if there was no sale of Common Stock so reported for such day, on the most recently preceding day on which there was such a sale.

                 (n)      "Fees":  The Annual Retainer and Other Compensation.

                 (o)      "Investment Fund":  The meaning set forth in Section
        5.3.

                 (p) "Other Compensation": The meeting and other fees earned by a Director for services as a Director of the Corporation, other than his Annual Retainer.

                 (q) "Participation Agreement": The Agreement submitted by a Director to the Administrator with respect to a Deferral Commitment.

                 (r) "Plan": The Plan set forth in this instrument as it may, from time to time, be amended.

                 (s) "Plan Year": The 12-month period beginning January 1 through December 31.

                 (t)      "Request":  The meaning set forth in Section 5.3.

                 (u) "Rule 16b-3": Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (or any successor rule to the same effect), as in effect from time to time.

                 (v) "Settlement Date": The date on which a Director terminates as a Director. Settlement Date shall also include with respect to any Deferral Period the date prior to termination as a Director selected by a Director in a

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         Participation Agreement for distribution of all or a portion of the amounts deferred during such Deferral Period as provided in Section
         6.3.

                 (w)      "Trust":  The meaning set forth in Section 5.2.


                   ARTICLE III.  PARTICIPATION AND DEFERRALS

                 Section 3.1.  ELIGIBILITY AND PARTICIPATION.

                 (a) PARTICIPATION. A Director may elect to participate in the Plan with respect to any Plan Year by submitting a Participation Agreement to the Administrator prior to the first day of the Plan Year.

                 (b) INITIAL YEAR OF PARTICIPATION. In the event that an individual first becomes a Director during a Plan Year and wishes to elect a Deferral Commitment with respect to Fees earned by and payable to the individual with respect to such Plan Year, a Participation Agreement must be submitted to the Administrator no later than 30 days following such individual's becoming a Director. Any Deferral Commitment elected in such Participation Agreement shall be effective only with regard to Fees earned following the submission of the Participation Agreement to the Administrator. If a Director does not submit a Participation Agreement within such period of time, such Director will not be eligible to participate in the Plan until the first day of the next Plan Year.

                 (c) TERMINATION OF PARTICIPATION. Participation in the Plan shall continue as long as the Director is eligible to receive benefits under the Plan.

                 Section 3.2. AMOUNT OF DEFERRAL. With respect to each Plan Year, a Director may elect to defer a specified dollar amount or percentage of any portion of his Fees. A Director may change the dollar amount or percentage of his Fees to be deferred by filing a written notice thereof with the Administrator. Any such change shall be effective as of the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Administrator.

                 Section 3.3. NO MODIFICATION OF DEFERRAL COMMITMENTS. A Deferral Commitment shall be irrevocable with respect to the Plan Year for which it is made.


                        ARTICLE IV.  DIRECTORS' ACCOUNTS

                 Section 4.1. ESTABLISHMENT OF ACCOUNTS. The Corporation, through its accounting records, shall establish an Account for each Director. In addition, the Corporation may

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establish one or more subaccounts of a Director's Account, if the Corporation determines that such subaccounts are necessary or appropriate in administering the Plan.

                 Section 4.2. CREDITING OF DEFERRED FEES. The portion of a Director's Fees that are deferred pursuant to a Deferral Commitment shall be credited to the Director's Account within thirty days following the date the corresponding non-deferred portion of his Fees would have been paid to the Director. Any withholding of taxes or other amounts with respect to any deferred Fees which is required by state, federal or local law shall be withheld from the Director's non-deferred Fees, or if none, then the Director's Deferral Commitment shall be reduced by the amount of such withholding.

                 Section 4.3.  DETERMINATION OF ACCOUNTS.

                 (a) DETERMINATION OF ACCOUNTS. The amount credited to each Director's Account as of a particular date shall equal the deemed balance of such Account as of such date. The balance in the Account shall equal the amount credited pursuant to Section 4.2, and shall be adjusted in the manner provided in Section 4.4.

                 (b) ACCOUNTING. The Corporation, through its accounting records, shall maintain a separate and distinct record of the amount in each Account as adjusted to reflect income, gains, losses and distributions.

                 Section 4.4.  ADJUSTMENTS TO ACCOUNTS.

                 (a) Each Director's Account shall be debited with the amount of any distributions under the Plan to or on behalf of the Director or, in the event of his death, his Beneficiary during the Accounting Period ending on such Accounting Date.

                 (b) The Director's Account shall next be credited or debited, as the case may be, with an income (loss) factor equal to an amount determined by multiplying (i) the balance credited to the Director's Account as of the immediately preceding Accounting Date (as adjusted pursuant to Section 4.4(a) for the current Accounting Date) by (ii) the rate of return for the Accounting Period ending on such Accounting Date on deemed investments provided for in Section 5.3.

                 Section 4.5. STATEMENT OF ACCOUNTS. As soon as practicable after the end of each Accounting Period, a statement shall be furnished to each Director or, in the event of his death, to his Beneficiary showing the status of his Account as of the end of the Accounting Period, any changes in his Account since the end of the immediately preceding Accounting Period, and such other information as the Administrator shall determine.

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                 Section 4.6.  VESTING OF ACCOUNTS.  Subject to Section 5.1,
each Director shall at all times have a nonforfeitable interest in his Account balance.


                       ARTICLE V.  FINANCING OF BENEFITS

                 Section 5.1. FINANCING OF BENEFITS. Benefits payable under the Plan to a Director or, in the event of his death, to his Beneficiary shall be paid by the Corporation from its general assets. The payment of benefits under the Plan represents an unfunded, unsecured obligation of the Corporation. Notwithstanding the fact that the Directors' Accounts may be adjusted by an amount that is measured by reference to the performance of any deemed investments as provided in Section 5.3, no person entitled to payment under the Plan shall have any claim, right, security interest or other interest in any fund, trust, account, insurance contract, or asset of the Corporation which may be responsible for such payment.

                 Section 5.2. SECURITY FOR BENEFITS. Notwithstanding the provisions of Section 5.1, nothing in this Plan shall preclude the Corporation from setting aside amounts in trust (the "Trust") pursuant to one or more trust agreements between a trustee and the Corporation. However, no Director or Beneficiary shall have any secured interest or claim in any assets or property of the Corporation or the Trust and all funds contained in the Trust shall remain subject to the claims of the Corporation's general creditors.

                 Section 5.3. HYPOTHETICAL INVESTMENTS. A Director's Account will be deemed to be invested in one or more of the following investment funds ("Investment Funds"), which, except for (h) below, shall correspond to the funds available from time to time under the Corporation's Capital Accumulation
Plan:

                 (a)      The Fixed Income Fund
                 (b)      The Balanced Fund
                 (c)      The Equity Fund
                 (d)      The Small Cap Fund
                 (e)      The International Equity Fund
                 (f)      The Blended Equity Fund
                 (g)      The Common Stock Fund
                 (h) An obligation of the Corporation bearing interest at prime rate adjusted on the first day of January, April, July and October.

                 Each Director shall file an investment preference request ("Request") to be effective as of the beginning of the next Accounting Period with respect to amounts previously and/or subsequently credited to his Account. A Request will advise the Administrator as to the Director's preference with respect to Investment Funds for all or some portion of the amounts credited to a Director's Account in specified multiples of 10%.

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Notwithstanding the foregoing, if a Director chooses pursuant to a Request to have any portion of the amounts subsequently credited to such Director's Account deemed to be invested in the Common Stock Fund, such portion will be deemed invested in the Investment Fund described in (h) above until six months after the date such Request is first effective at which time such portion (together with earnings accrued thereon) will automatically be deemed to be invested in the Common Stock Fund. Any amounts in a Director's Account deemed to be invested in the Common Stock Fund shall be deemed to be invested in the number of shares of Common Stock equal to the amount obtained by dividing the amount deemed to be invested in the Common Stock Fund pursuant to any Request by the Fair Market Value of Common Stock on the first business day immediately preceding the date such amount is deemed to be invested in the Common Stock Fund.

                 A Request, unless modified as described below, shall apply to all amounts credited to a Director's Account. A Request may be changed with respect to the amounts credited to a Director's Account as of such date and amounts subsequently credited to his Account only as of January 1, April 1, July 1 and October 1 by giving the Administrator prior written notice. Any such modified Request shall be effective as of the first day of the next Accounting Period. Notwithstanding the foregoing,

                 (1) if a Director modifies his Request to have the deemed investment of any portion of the amounts previously credited to such Director's Account changed from any of the other Investment Funds to the Common Stock Fund, such portion will be deemed to be invested in the Investment Fund described in (h) above until six months after the date such modified Request is first effective, at which time such portion (together with the earnings accrued thereon) will automatically be deemed to be invested in the Common Stock Fund, and

                 (2) if a Director modifies his Request to have the deemed investment of any portion of the amounts previously credited to such Director's Account changed from the Common Stock Fund to any of the other Investment Funds, such portion will continue to be deemed to be invested in the Common Stock Fund until six months after the date such modified Request is first effective, at which time such portion (together with any dividends accrued or paid thereon) will automatically be deemed to be invested in accordance with such modified Request.

                 Earnings on any amounts deemed to have been invested in any Investment Fund shall be deemed to have been reinvested in such fund.

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                     ARTICLE VI.  DISTRIBUTION OF BENEFITS

                 Section 6.1. SETTLEMENT DATE. A Director or, in the event of his death, his Beneficiary shall be entitled to distribution of the balance of his Account, as provided in this Article VI, following his Settlement Date or Dates.

                 Section 6.2. AMOUNT TO BE DISTRIBUTED. The amount to which a Director or, in the event of his death, his Beneficiary is entitled in accordance with the following provisions of this Article shall be based on the Director's adjusted Account balance determined as of the Accounting Date coincident with or next following his Settlement Date or Dates.

                 Section 6.3. IN-SERVICE DISTRIBUTION. A Director may irrevocably elect to receive an in-service distribution of his deferred Fees for any Plan Year on or commencing not earlier than the beginning of the third Plan Year following the Plan Year in which such Fees otherwise would have been payable. A Director's election of an in-service distribution shall be filed in writing with the Administrator at the same time as is filed his election to participate for the Plan Year as provided in Section 3.1. The Director may elect to receive such Fees as an in-service distribution under one of the forms as provided in Section 6.4. Any benefits paid to the Director as an in-service distribution shall reduce the Director's Account.

                 Section 6.4. FORM OF DISTRIBUTION. As soon as practicable after the end of the Accounting Period in which a Director's Settlement Date occurs, but in no event later than thirty days following the end of such Accounting Period, the Corporation shall distribute or cause to be distributed, to the Director the balance of the Director's Account as determined under
Section 6.2, under one of the forms provided in this Section. Notwithstanding the foregoing, if irrevocably elected by the Director, the distribution of all or a portion of the Director's Account may be made or commence at the beginning of the Plan Year next following his Settlement Date. In the event of a Director's death, the balance of his Account shall be distributed to his Beneficiary in a lump sum.

                 Distribution of a Director's Account with respect to any Deferral Period shall be made in one of the following forms as elected by the
Director:

                 (a)      by payment in cash in a single lump sum;

                 (b) by payment in cash in not greater than ten annual installments; or

                 (c) a combination of (a) and (b) above. The Director shall designate the percentage payable under each option.

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The Director's election of the form of distribution shall be made by written notice filed with the Administrator at least one (1) year prior to the Director's voluntary retirement as a Director. Any such election may be changed by the Director at any time and from time to time without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than one (1) year prior to the Director's voluntary termination as a Director shall not be valid, and in such case payment shall be made in accordance with the Director's prior election.

                 The amount of each installment shall be equal to the quotient obtained by dividing the Director's Account balance as of the date of such installment payment by the number of installment payments remaining to be made to or in respect of such Director at the time of calculation.

                 If a Director fails to make an election in a timely manner as provided in this Section 6.4, distribution shall be made in cash in a lump sum.

                 Section 6.5.  BENEFICIARY DESIGNATION.   As used in the Plan
the term "Beneficiary" means:

                          (a) The last person designated as Beneficiary by the Director in a written notice on a form prescribed by the Administrator;

                          (b) If there is no designated Beneficiary or if the person so designated shall not survive the Director, such Director's spouse; or

                          (c) If no such designated Beneficiary and no such spouse is living upon the death of a Director, or if all such persons die prior to the full distribution of the Director's Account balance, then the legal representative of the last survivor of the Director and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor (in the proportions in which they would inherit his intestate personal property) shall be the Beneficiaries to whom the then remaining balance of the Director's Account shall be distributed.

Any Beneficiary designation may be changed from time to time by like notice similarly delivered. No notice given under this Section shall be effective unless and until the Administrator actually receives such notice.

                 Section 6.6. FACILITY OF PAYMENT. Whenever and as often as any Director or his Beneficiary entitled to payments hereunder shall be under a legal disability or, in the sole

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judgment of the Administrator, shall otherwise be unable to apply such payments to his own best interests and advantage, the Administrator in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him; (ii) to his legal guardian or conservator; or (iii) to his spouse or to any other person, to be expended for his benefit; and the decision of the Administrator, shall in each case be final and binding upon all persons in interest.


            ARTICLE VII.  ADMINISTRATION, AMENDMENT AND TERMINATION

                 Section 7.1. ADMINISTRATION. The Plan shall be administered by the Administrator. The Administrator shall have such powers as may be necessary to discharge its duties hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Corporation. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his own Account. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions and writing taken without a meeting. All elections, notices and directions under the Plan by a Director shall be made on such forms as the Administrator shall prescribe.

                 Section 7.2. AMENDMENT, TERMINATION AND WITHDRAWAL. The Plan may be amended from time to time or may be terminated at any time by the Board. No amendment or termination of the Plan, however, may adversely affect the amount or timing of payment of any person's benefits accrued under the Plan to the date of amendment or termination without such person's written consent, and no amendment of the Plan may cause Rule 16b-3 to become inapplicable to this Plan without further approval by the stockholders of the Corporation.

                 Section 7.3. SUCCESSORS. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Corporation expressly to assume and to agree to perform this Plan in the same manner and to the same extent the Corporation would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Corporation and any successor of or to the Corporation, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Corporation whether by sale, merger, consolidation,

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reorganization or otherwise (and such successor shall thereafter be deemed the
"Corporation" for the purposes of this Plan), and the heirs, beneficiaries, executors and administrators of each Director.

                 Section 7.4. EXPENSES. All expenses of the Plan shall be paid by the Corporation from funds other than those deemed investments as provided in Section 5.3, except that brokerage commissions and other transaction fees and expenses relating to the investment of deemed assets and investment fees attributable to commingled investment of such assets shall be paid from or charged to such assets or earnings thereon.


                    ARTICLE VIII.  APPROVAL BY STOCKHOLDERS

                 Section 8.1. APPROVAL OF THE PLAN. The Plan shall be submitted for approval by the stockholders of the Corporation. If such approval has not been obtained by June 1, 1995, this Plan shall be nullified and all Deferral Commitments shall be rescinded, and each Director shall receive in cash the full amount of such Director's Account balance without interest.


                           ARTICLE IX.  MISCELLANEOUS

                 Section 9.1. NO CONTINUING RIGHT AS DIRECTOR. Neither the adoption or operation of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any Director any right to continue as a Director of the Corporation or any subsidiary of the Corporation.

                 Section 9.2. APPLICABLE LAW. All questions arising in respect of the Plan, including those pertaining to its validity, interpretation and administration, shall be governed, controlled and determined in accordance with the applicable provisions of the laws of the State of Ohio.

                 Section 9.3. INTERESTS NOT TRANSFERABLE. No person shall have any right to commute, encumber, pledge or dispose of any interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

                 Section 9.4. SEVERABILITY. Each section, subsection and lesser section of this Plan constitutes a separate and distinct undertaking, covenant and/or provision hereof. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall finally be

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determined to be unlawful, such provision shall be deemed severed from this
Plan, but every other provision of this Plan shall remain in full force and effect, and in substitution for any such provision held unlawful, there shall be substituted a provision of similar import reflecting the original intention of the parties hereto to the extent permissible under law.

                 Section 9.5. WITHHOLDING OF TAXES. The Corporation may withhold or cause to be withheld from any amounts payable under this Plan all federal, state, local and other taxes as shall be legally required.

                 IN WITNESS WHEREOF, The LTV Corporation has caused this instrument to be executed in its name as of the date first above written.

                                        THE LTV CORPORATION


                                        By:______________________________

                                        Its:_____________________________

Attest:

___________________________________


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